UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-11 (c) or Section 240.14a-12

TESLA, INC.

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Step 1: Go to www.envisionreports.com/TSLA. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. www.envisionreports.com/TSLA Online Go to www.envisionreports.com/TSLA or scan the QR code — login details are located in the shaded bar below. The Sample Company Stockholder Meeting Notice 03I2MC + + Important Notice Regarding the Availability of Proxy Materials for the Tesla, Inc. Annual Meeting of Stockholders to be Held on October 7, 2021 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2021 proxy statement and annual report to stockholders are available at: Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before September 16, 2021 to facilitate timely delivery. 2 N O T Easy Online Access — View your proxy materials and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Votes submitted electronically must be received by October 7, 2021 at 01:00 A.M., Central Time. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. MMMMMMMMMMMM MMMMMMMMM MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 C 1234567890 C O Y 000004 MMMMMMM

Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/TSLA. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Tesla, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by September 16, 2021. From San Jose via I-880 North • Take I-880 North toward Oakland. • Take Fremont Blvd exit. • Keep right onto Fremont Blvd. • Tesla is on your right. From San Francisco via I-80 East • Take I-80 East toward Bay Bridge/Oakland. • Merge onto I-880 South toward Alameda/San Jose/Airport. • Take Fremont Blvd exit. • Turn left onto Fremont Blvd. • Tesla is on your right. From Palo Alto via US-101 South • Take US-101 South toward San Jose. • Merge onto CA-237 East toward Alviso/Milpitas. • Merge onto I-880 North toward Oakland. • Take Fremont Blvd exit. • Keep right onto Fremont Blvd. • Tesla is on your right. From Saratoga via CA-85 North • Take CA-85 North toward Mountain View. • Merge onto CA-237 East toward Alviso/Milpitas. • Merge onto I-880 North toward Oakland. • Take Fremont Blvd exit. • Keep right onto Fremont Blvd. • Tesla is on your right. Tesla, Inc.’s Annual Meeting of Stockholders will be held on October 7, 2021 at 2:30 p.m. PDT at Tesla Fremont Factory, 45500 Fremont Boulevard, Fremont, CA 94538 Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations, if any. Proposals- The Board recommends a vote FOR all nominees in Proposal 1, FOR Proposal 2, NO recommendation for Proposal 3, FOR Proposal 4, AGAINST Proposals 5, 6, 7, 8 and 9. 1. Election of two Class II Director Nominees of Tesla: Nominees: 01 — James Murdoch 02 — Kimbal Musk 2. Tesla proposal for adoption of amendments to certificate of incorporation to reduce director terms to two years. 3. Tesla proposal for adoption of amendments to certificate of incorporation and bylaws to eliminate applicable supermajority voting requirements. 4. Tesla proposal to ratify the appointment of independent registered public accounting firm. 5. Stockholder proposal regarding reduction of director terms to one year. 6. Stockholder proposal regarding additional reporting on diversity and inclusion efforts. 7. Stockholder proposal regarding reporting on employee arbitration. 8. Stockholder proposal regarding assigning responsibility for strategic oversight of human capital management to an independent board-level committee. 9. Stockholder proposal regarding additional reporting on human rights. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. We will continue to monitor public health and travel safety protocols and, if necessary, we will change the date, time, location and/or format of the 2021 Annual Meeting. If we do so, we will publicly announce any such changes in advance, such as through a press release and/or a filing with the SEC. Stockholder Meeting Notice Directions to Tesla, Inc.’s 2021 Annual Meeting